ACQUISITIONS	12 Months Ended
Oct. 27, 2013
ACQUISITIONS
ACQUISITIONS

NOTE D

ACQUISITIONS

On January 31, 2013, the Company acquired the United States based SKIPPY® peanut butter business from Conopco, Inc. (doing business as Unilever United States Inc.), of Englewood Cliffs, N.J. for a purchase price of $665.4 million in cash. This acquisition included the Little Rock, Arkansas manufacturing facility and all sales worldwide, except sales in China. The purchase price was funded by the Company with cash on hand generated from operations and liquidating marketable securities.

The acquisition was accounted for as a business combination using the acquisition method. The Company estimated the acquisition date fair values of the assets acquired and liabilities assumed, using independent appraisals and other analyses, and has determined final working capital adjustments. Therefore, an allocation of the purchase price to the acquired assets, liabilities, and goodwill is presented in the table below.

At January 31, 2013 (in thousands)
Inventory	$49,156
Property, plant and equipment	48,461
Intangible assets	264,500
Goodwill	303,597
Current liabilities	(299)
Purchase price	$665,415

Goodwill is calculated as the excess of the purchase price over the fair value of the net assets recognized. The goodwill recorded as part of the acquisition primarily reflects the value of the assembled workforce, cost synergies, and the potential to integrate and expand existing product lines. The goodwill balance is expected to be deductible for income tax purposes. The goodwill and intangible assets have been allocated to the Grocery Products and International & Other reporting segments.

The Company recognized approximately $7.7 million of transaction costs (excluding transitional service expenses) related to the acquisition and the charges were reported in selling, general and administrative expense in the Consolidated Statement of Operations.

Operating results for this acquisition have been included in the Company’s Consolidated Statements of Operations from the date of acquisition (i.e. beginning in the second quarter) and are primarily reflected in the Grocery Products and International & Other reporting segments. The acquisition contributed $94.8 million of net sales for the fourth quarter and $272.8 million of net sales since the date of acquisition. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company.

On November 26, 2013, subsequent to the end of the fiscal year, the Company also completed the acquisition of the China based SKIPPY® peanut butter business for an additional investment of $41.4 million. The purchase price is preliminary subject to working capital and tax adjustments. Operating results for this acquisition will be included in the Company’s Consolidated Statements of Operations from the date of acquisition and will be reflected in the International & Other reporting segment.

SKIPPY® is a well-established brand that allows the Company to expand its presence in the center of the store with a non-meat protein product and reinforces the Company’s balanced product portfolio. The acquisition also provides the opportunity to strengthen the Company’s global presence and complements the international sales strategy for the SPAM® family of products.